Exhibit 99.1

Elastic Promotes Ashutosh Kulkarni to CEO

Shay Banon Reassumes Role of Chief Technology Officer and Continues as Board Member

MOUNTAIN VIEW, Calif.—12 January 2022—Elastic (NYSE: ESTC) (“Elastic”), the company behind Elasticsearch and the Elastic Stack, today announced the promotion of Ashutosh (Ash) Kulkarni to CEO and his nomination to the Board of Directors. Kulkarni will succeed Founder and CEO Shay Banon, who reassumes the role of Chief Technology Officer, and will continue to serve on the Board of Directors.

Banon, who served as CTO prior to being named CEO five years ago, stepped down from his role as Chairman of the Board. Chetan Puttagunta, currently Lead Independent Director, has been appointed Chairman.

“I couldn’t be more excited for Ash to become CEO. I’ve seen him in action for the past year and I know that his focused and empathetic leadership style combined with his executional and operational excellence will enable him to successfully lead Elastic,” said Shay Banon, CTO, Elastic. “Elastic is my life’s work, and in my role as CTO, I’ll be laser-focused on innovation and product, and people and culture—where my greatest passions lie, while Ash leads Elastic to realize its full potential. Our continued partnership will bring our employees, customers, and community the best of both worlds.”

“Ash’s success driving the growth of Elastic’s cloud business and building strong relationships across the entire Elastic customer base made his promotion to CEO a natural choice for the Board,” said Chetan Puttagunta, Chairman and Lead Independent Director, Elastic. “The Board unanimously chose Ash after seeing the exceptional product innovations and customer growth he delivered over the past year.”

Since joining Elastic as chief product officer in January 2021, Kulkarni has been the architect of Elastic’s growing focus on its Cloud business, and of the strategy behind its solutions in the areas of Observability, Security, and Enterprise Search. He has brought a renewed emphasis on user experience and customer success, especially with a view to helping drive frictionless growth in the cloud.

Prior to Elastic, Kulkarni held senior product leadership and management roles at McAfee, Akamai, Informatica, and Sun Microsystems.

“I am honored and excited to follow in Shay’s footsteps as CEO and lead Elastic through our next chapter of growth,” said Ashutosh Kulkarni, CEO, Elastic. “We have a tremendous opportunity ahead of us as the markets we operate in continue to grow, and as the volume and complexity of data continues to explode. From Observability and Security to Enterprise Search, Elastic is helping thousands of customers use the power of search to extract value from their data in more intuitive ways than ever before. And Elastic Cloud is helping them do this with greater scale, speed, and relevance than ever before.”

Separately, Paul Appleby, has stepped down from his role as president, worldwide field operations, and will be leaving Elastic. “I want to thank Shay for the tremendous opportunity to be a part of Elastic’s exceptional growth and extend my warm congratulations to Ash on his promotion to CEO,” said Paul Appleby. “I am proud of the team we have built, and am confident that they will help Elastic continue its rapid march forward. I am committed to a successful transition.”

Kulkarni added, “We have a strong team, and I have confidence in our chief sales officer, Michael Cremen, as well as in our product leadership, and know that we will continue executing to our highest standards even as we start a search for a chief product officer to take over my prior day-to-day responsibilities.”

Q3 FY22 Anticipated Results

Elastic announced that it now expects to exceed its guidance for revenue, non-GAAP operating margin and non-GAAP net loss per share provided for the third quarter of fiscal year 2022. Elastic expects to announce its results for the third quarter in March 2022.

About Elastic

Elastic is a search company built on a free and open heritage. Anyone can use Elastic products and solutions to get started quickly and frictionlessly. Elastic offers three solutions for enterprise search, observability, and security, built on one technology stack that can be deployed anywhere. From finding documents to monitoring infrastructure to hunting for threats, Elastic makes data usable in real time and at scale. Founded in 2012, Elastic is a distributed company with Elasticians around the globe. Learn more at elastic.co.

Elastic and associated marks are trademarks or registered trademarks of Elastic N.V. and its subsidiaries. All other company and product names may be trademarks of their respective owners.

Important Additional Information and Where You Can Find It

The Company plans to file with the Securities and Exchange Commission (the “SEC”), and furnish to its shareholders, a proxy statement (the “Proxy Statement”) in connection with the election of Ashutosh Kulkarni to the Company’s Board of Directors (the “Director Election”), to be voted upon at an extraordinary general meeting of shareholders (the “Extraordinary Meeting”). Anyone who is a shareholder of record or beneficial owner of the Company’s shares as of the record date will be entitled to vote their shares at the Extraordinary Meeting.

This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its shareholders. SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE DIRECTOR ELECTION. Shareholders will be able to obtain free copies of the Proxy Statement (when it becomes available), any solicitation materials and any other documents filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov or by contacting the Company’s Investor Relations department at +1 (650) 695-1055 or ir@elastic.co.

Participants in the Solicitation

The directors and executive officers of the Company may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the Director Election. Information regarding the interests of participants in the solicitation of proxies in respect of the Extraordinary Meeting will be included in the Proxy Statement.

Forward-Looking Statements

Certain statements herein are forward-looking statements that are subject to risks and uncertainties, which include but are not limited to, statements regarding the nomination and appointment of Mr. Kulkarni, our expectations regarding the success of our leadership transitions, the expected performance or benefits of our offerings, our expectations regarding the growth and adoption of our Elastic Cloud offering, our expectations regarding our market opportunity and anticipated demand for our products and solutions, our ability to successfully execute on our sales strategy, statements regarding our future financial results and guidance for revenue, non-GAAP operating margin and non-GAAP net loss per share for the third quarter of fiscal year 2022, assessments of the strength of our solutions and products and our future growth. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Our expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to the future conduct and growth of Elastic’s business and the markets in which Elastic operates, and our ability to successfully manage recent leadership transitions. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in our most recent filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2021 and any subsequent reports filed with the SEC. SEC filings are available on the Investor Relations section of Elastic’s website at ir.elastic.co and the SEC’s website at www.sec.gov. Elastic assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this release, except as required by law.

Contact Information

Anthony Luscri

Elastic Investor Relations

ir@elastic.co

(650) 695-1055

Lisa Boughner

Elastic Corporate Communications

lisa.boughner@elastic.co